Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Dorsey Wright DALI 1 ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated March 20, 2025

Upon the recommendation of First Trust Advisors L.P., the Fund’s investment advisor, the Board of Trustees of the Trust has approved changing the Fund’s name to “First Trust Dorsey Wright DALI Equity ETF”. Nasdaq, Inc., the Fund’s Index Provider, is changing the name of the Fund’s underlying Index to the “Nasdaq Dorsey Wright DALI Equity Index” and updating the methodology to remove commodities from the asset classes that are eligible for inclusion in the Index. Accordingly, commodities will be precluded from potential future inclusion in the Index and the Fund. These changes will become effective on March 31, 2025.

Please Keep this Supplement with your Fund Prospectus and Summary Prospectus for Future Reference